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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation of our report dated March 7, 2003, included in this Annual Report on Form 10-K.

                                      /s/ Rubin, Brown, Gornstein & Co., LLP
                                      ------------------------------------------
                                      Rubin, Brown, Gornstein & Co., LLP
St. Louis, Missouri
March 7, 2003

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